UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 30, 2015

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 30, 2015, Hewlett-Packard Company (“HP Co.”) announced that its wholly-owned subsidiary, Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”), commenced an offering of senior unsecured notes (the “Notes Offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in accordance with Regulation S under the Securities Act. A copy of the press release announcing the Notes Offering, and which describes the Notes Offering in greater detail, is hereby incorporated by reference and attached hereto as Exhibit 99.1.

In connection with the Notes Offering, Hewlett Packard Enterprise disclosed that upon the separation and distribution of Hewlett Packard Enterprise from HP Co., Hewlett Packard Enterprise intends to guarantee the full and prompt payment of principal of, premium, if any, and interest on the $300 million 7.45% EDS Senior Notes due October 2029 (the “EDS Senior Notes”).

On September 30, 2015, HP Co. announced the commencement of cash tender offers (the “Tender Offers”) by HP Co. for (i) any and all of certain of HP Co.’s outstanding notes in aggregate principal amount of $6.55 billion and (ii) up to a combined aggregate principal amount equal to $2.30 billion of certain of HP Co.’s outstanding notes. A copy of the press release announcing the Tender Offers, and which describes the Tender Offers in greater detail, is hereby incorporated by reference and attached hereto as Exhibit 99.2.

In connection with the Tender Offers, HP Co. announced that promptly upon completion of the Notes Offering, it intends to provide notice of redemption of any and all of HP Co.’s outstanding 2.200% notes due December 2015, 2.650% notes due June 2016, 3.000% notes due September 2016, 3.300% notes due December 2016, 5.40% notes due March 2017, 2.600% notes due September 2017 and 5.50% notes due March 2018 that are not purchased by HP Co. in the applicable Tender Offer, although there can be no assurance that HP Co. will do so.

The foregoing description and the other information in this Current Report on Form 8-K regarding the Notes Offering by Hewlett Packard Enterprise, the intended guarantee by Hewlett Packard Enterprise of the EDS Senior Notes, the Tender Offers of HP Co. and the intended redemption of certain of HP Co.’s outstanding notes are included in this report solely for informational purposes.

The information reported in this Item 7.01, including the material attached as Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing under the Securities Act.

Item 8.01	Other Events.

The information set forth in the first paragraph of Item 7.01 is incorporated herein by reference.

Forward-looking statements

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP Co. and its consolidated subsidiaries and Hewlett Packard Enterprise could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of HP Co. and Hewlett Packard Enterprise for future operations, including the separation transaction; any statements regarding the Notes Offering; any statements regarding the intended guarantee of the EDS Senior Notes; any statements regarding the Tender Offers; any statements regarding the intended redemption of certain of HP Co.’s outstanding notes; any other statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Other important factors that could cause the statements made in this document or the actual results of operations or financial condition of HP Co. and Hewlett Packard Enterprise to differ include, without limitation, that the Notes Offering is subject to market conditions and a number of other conditions and approvals and the final terms may vary substantially as a result of market and other conditions. There can be no assurance that the Notes Offering will be completed as described herein or at all. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected and other risks that are described in HP Co.’s and Hewlett Packard Enterprise’s filings with the Securities and Exchange Commission, including but not limited to the risks described in HP Co.’s Annual Report on Form 10-K for its fiscal year ended October 31, 2014, HP Co.’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2015, and Hewlett Packard Enterprise’s Registration Statement on Form 10 dated July 1, 2015, as amended August 10, 2015, September 4, 2015, September 15, 2015 and September 28, 2015. HP Co. assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Hewlett-Packard Company’s press release, dated September 30, 2015, entitled “Hewlett-Packard Company Announces Offering of Senior Notes by Hewlett Packard Enterprise Company”.

99.2	Hewlett-Packard Company’s press release, dated September 30, 2015, entitled “Hewlett-Packard Company Announces Transactions to Retire Up to $8.85 Billion of Debt Securities” (information furnished and not filed as part of this Current Report on Form 8-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: September 30, 2015	By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Hewlett-Packard Company’s press release, dated September 30, 2015, entitled “Hewlett-Packard Company Announces Offering of Senior Notes by Hewlett Packard Enterprise Company”.

99.2	Hewlett-Packard Company’s press release, dated September 30, 2015, entitled “Hewlett-Packard Company Announces Transactions to Retire Up to $8.85 Billion of Debt Securities” (information furnished and not filed as part of this Current Report on Form 8-K).